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                                                             Page 21 of 21 pages

                                                                    Exhibit 99.1
                                                                    ------------

                                    AGREEMENT

         Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G is being filed on behalf of each of the undersigned.

February 14, 2001                           VENROCK ASSOCIATES


                                            By: /s/Anthony B. Evnin
                                                -----------------------------
                                                Anthony B. Evnin
                                                General Partner

February 14, 2001                           VENROCK ASSOCIATES II, L.P.


                                            By: /s/Anthony B. Evnin
                                                -----------------------------
                                                Anthony B. Evnin
                                                General Partner

February 14, 2001                           GENERAL PARTNERS


                                            /s/Michael C. Brooks
                                            ---------------------------------
                                            Michael C. Brooks

                                            /s/Joseph E. Casey
                                            ---------------------------------
                                            Joseph E. Casey

                                            /s/Eric Copeland
                                            ---------------------------------
                                            Eric Copeland

                                            /s/Anthony B. Evnin
                                            ---------------------------------
                                            Anthony B. Evnin

                                            /s/Thomas R. Frederick
                                            ---------------------------------
                                            Thomas R. Frederick

                                            /s/David R. Hathaway
                                            ---------------------------------
                                            David R. Hathaway

                                            /s/Patrick F. Latterell
                                            ---------------------------------
                                            Patrick F. Latterell

                                            /s/Ted H. McCourtney
                                            ---------------------------------
                                            Ted H. McCourtney

                                            /s/Ray A. Rothrock
                                            ---------------------------------
                                            Ray A. Rothrock

                                            /s/Kimberley A. Rummelsburg
                                            ---------------------------------
                                            Kimberley A. Rummelsburg

                                            /s/Anthony Sun
                                            ---------------------------------
                                            Anthony Sun

                                            /s/Michael F. Tyrrell
                                            ---------------------------------
                                            Michael F. Tyrrell